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                                                                   Exhibit 10.34

                                 AMENDMENT NO. 3

                                     to the

                              TRANSACTION AGREEMENT

                                  by and among

                                CSX CORPORATION,

                            CSX TRANSPORTATION, INC.,

                          NORFOLK SOUTHERN CORPORATION,

                        NORFOLK SOUTHERN RAILWAY COMPANY,

                                  CONRAIL INC.,

                          CONSOLIDATED RAIL CORPORATION

                                       and

                                CRR HOLDINGS LLC


                            Dated as of June 10, 1997
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                                 AMENDMENT NO. 3

         THIS AMENDMENT NO. 3 dated as of August 1, 2000, is by and among by and among CSX CORPORATION, a Virginia corporation ("CSX"), CSX TRANSPORTATION, INC., a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CSXT"), NORFOLK SOUTHERN CORPORATION, a Virginia corporation ("NSC"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "NSR"), CONRAIL INC., a Pennsylvania corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CRR"), CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation ("CRC"), and CRR HOLDINGS LLC, a Delaware limited liability company ("CRR Parent"). CSX, CSXT, NSC, NSR, CRR, CRC and CRR Parent have entered into that certain Transaction Agreement dated as of June 10, 1997, as amended (the "Agreement"). The parties to the Agreement have determined to amend the Agreement to increase the size of the Board of Directors of CRC under the Agreement as set forth herein. Accordingly, the parties agree as follows:

                  SECTION 1.  Definitions.  Capitalized terms used in this
                              -----------
Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

                  SECTION 2.  Amendments of the Agreement. The Agreement is
                              ---------------------------
hereby amended pursuant to and in compliance with Section 11.1 by deleting the text of subsection 4.2(a) in its entirety and substituting the following therefor:

                  "Following the Control Date, the business and affairs of CRC shall be managed under the direction of the CRC Board consisting of ten persons divided into two classes of five directors. Five directors shall be designated by CSX (the "CSX Directors") and five directors shall be designated by NSC (the "NSC Directors")."

                  SECTION 3.  Effectiveness.  This Amendment shall become
                              -------------
effective as of August 1, 2000 (the "Amendment Date").

                  SECTION 4.  Integration; Confirmation. On and after the
                              -------------------------
Amendment Date, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

                  SECTION 5.  Counterparts.  This Amendment may be signed in any
                              ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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                  SECTION 6.  Governing  Law.  This Amendment shall be construed
                              --------------
in accordance with and governed by the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


CSX CORPORATION                           CONRAIL INC. (for itself and on
                                            behalf of its controlled
                                            Subsidiaries)

       /s/ Paul R. Goodwin                       /s/ Timothy T. O'Toole
By:    ___________________________        By:    _______________________________
Name:  Paul R. Goodwin                    Name:  Timothy T. O'Toole
Title: Vice Chairman and Chief            Title: President
Financial Officer

CSX TRANSPORTATION, INC. (for itself      CONSOLIDATED RAIL CORPORATION
  and on behalf of its controlled
  Subsidiaries)

       /s/ Michael J. Ward                       /s/ Timothy T. O'Toole
By:    ___________________________        By:    _______________________________
Name:  Michael J. Ward                    Name:  Timothy T. O'Toole
Title: Executive Vice President -         Title: President and Chief Executive
       Operations                         Officer


NORFOLK SOUTHERN CORPORATION              CRR HOLDINGS LLC

       /s/ Henry C. Wolf                         /s/ Paul R. Goodwin
By:    ___________________________        By:    _______________________________
Name:  Henry C. Wolf                      Name:  Paul R. Goodwin
Title: Vice Chairman and Chief            Title: Vice President
       Financial Officer

NORFOLK SOUTHERN RAILWAY
  COMPANY
(for itself and behalf of its
  controlled Subsidiaries)

       /s/ William J. Romig
By:    ___________________________
Name:  William J. Romig
Title: Vice President and Treasurer

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